UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2014

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 19, 2014, Joe Bob Perkins, our Chief Executive Officer, James W. Whalen, our Advisor to Chairman and CEO, and Charles R. Crisp, one of our directors, entered into planned trading programs pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, which we refer to as “10b5-1 plans.” Rule 10b5-1 provides guidelines for officers, directors and other insiders to prearrange sales of their company’s securities in a manner that avoids concerns about initiating stock transactions while in possession of material nonpublic information. Other officers and directors of the Company may adopt plans pursuant to Rule 10b5-1 in the future.

Actual transactions completed under individual 10b5-1 plans will be reported from time to time on forms filed with the Securities and Exchange Commission. Except as may be required by law, we do not undertake to report modifications, terminations or other activities under current or future 10b5-1 plans established by our officers and directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: February 19, 2014	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer